RMR FUNDS SERIES TRUST

RMR REAL ESTATE SECURITIES FUND

Supplement dated January 28, 2009 to the
Prospectus and Statement of Additional Information,

each dated December 31, 2007, as amended August 29, 2008,

January 12, 2009 and January 15, 2009

Liquidation and Termination of RMR Funds Series Trust

The Board of Trustees of RMR Funds Series Trust (the “Trust”), including all the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940 (the “1940 Act”)), has approved a Plan of Liquidation and Termination (the “Plan”), which calls for the complete liquidation and termination of RMR Real Estate Securities Fund, the sole series of the Trust.  Pursuant to the Plan, all the assets of the Trust will be liquidated and distributed pro rata to shareholders of record, in cash, in complete and full cancellation and redemption of all the outstanding shares of the Trust (the “Liquidation”).  The Liquidation is currently expected to occur on or before February 6, 2009.  Following the completion of the Liquidation and the payment or discharge of the Trust’s remaining liabilities and obligations, the Trust will be terminated and deregistered as an investment company under the 1940 Act.

The Trust is currently closed to new shareholder accounts and to further purchases by existing shareholders.  This closure and the adoption of the Plan do not affect the ability of existing shareholders to redeem Trust shares prior to the Liquidation.